UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material under Rule 14a-12

EQT Corporation
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 12, 2009

TO:	Participants in EQT Corporation Employee Savings Plan (401(k) Plan)
Participants in EQT Corporation Employee Savings and Protection Plan (401(k) Plan)

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 22, 2009.  Included is a direction card explaining the ways in which you may submit your voting instructions for the vested and unvested shares of EQT Corporation common stock held in your 401(k) Plan account.

The shares of EQT Corporation common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions.  Please note that if your instructions are not received by Thursday, April 16, 2009, the Plan Trustee will vote such uninstructed shares in accordance with the Trust Agreement entered into between EQT Corporation and Fidelity.

Please submit your voting instructions as soon as possible.  Thank you.

FIDELITY MANAGEMENT TRUST COMPANY

Boston, Massachusetts

  Please mark your votes as indicated in this example    The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4   FOR WITHHELD *EXCEPTIONS     1. Election of Directors – Term expiring 2012           Nominees: 01 Philip G. Behrman, Ph.D. 02 A. Bray Cary, Jr. 03 Barbara S. Jeremiah 04 Lee T. Todd, Jr., Ph.D.  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)  *Exceptions        FOR AGAINST ABSTAIN     2. Ratify Appointment of Ernst & Young LLP as independent registered        public accountants        3. Approve EQT Corporation 2009 Long-Term Incentive Plan           4. Approve EQT Corporation 2008 Employee Stock Purchase Plan         If you plan to attend the annual meeting on April 22, 2009, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: 225 North Shore Drive, Pittsburgh, Pennsylvania 15212. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting. No cameras, recording equipment, large bags or packages will be permitted in the annual meeting.      This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plans is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.   Mark Here for Address Change or Comments SEE REVERSE    Signature   Signature   Date   Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.  FOLD AND DETACH HERE  WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.  If you vote your shares by mailing the Direction Card, your Direction Card must be received at the address on the enclosed envelope by April 16, 2009. Internet and telephone voting is available through 11:59 PM Eastern Time April 16, 2009.  EQT Corporation  INTERNET http://www.proxyvoting.com/eqt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.  OR  TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.  If you vote by Internet or by telephone, you do NOT need to mail back your Direction Card.  To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.  Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  To view the 2008 Form 10-K and Proxy Statement and form of Direction Card on the internet, go to:  http://bnymellon.mobular.net/bnymellon/eqt  44631/44671-bl

EQT CORPORATION  225 NORTH SHORE DRIVE, PITTSBURGH, PA 15212-5861 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY DIRECTION CARD  You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation common stock held in your account in the EQT Corporation Employee Savings Plan and/or the Employee Savings and Protection Plan (“Plans”) at the Annual Meeting of Shareholders of EQT Corporation to be held on April 22, 2009 at 9:30 a.m. local time, in the SpringHill Suites North Shore, 223 Federal Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows:  To have the Trustee of the Plans vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR the ratification of Ernst & Young LLP as independent registered public accountants, FOR approval of the EQT Corporation 2009 Long-Term Incentive Plan and FOR approval of the EQT Corporation 2008 Employee Stock Purchase Plan, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, the Trustee of the Plans will vote the shares represented by this Direction Card in proportion to the way other plan participants voted their shares.  A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.  If you fail to provide voting instructions, either by telephone, Internet, or by completing, signing and returning this card, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.  This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR ratification of Ernst & Young LLP as independent registered public accountants, FOR approval of the EQT Corporation 2009 Long-Term Incentive Plan and FOR approval of the EQT Corporation 2008 Employee Stock Purchase Plan.  Address Change/Comments (Mark the corresponding box on the reverse side)   BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250  Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope.  FOLD AND DETACH HERE  EQT CORPORATION  ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, April 22, 2009 9:30 A.M.  SPRINGHILL SUITES NORTH SHORE 223 Federal Street Pittsburgh, PA  YOUR VOTE IS IMPORTANT!  You can vote by Internet, telephone or mail. See the instructions on the other side of this proxy card.  Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.  44631/44671-bl

March 12, 2009

TO:     EQT Corporation Holders of Restricted Shares

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 22, 2009. Included is a card requesting your voting instructions for the restricted shares of EQT Corporation common stock held in your Long-Term Incentive Plan account. The shares listed on the attached direction card may not be voted by Internet or telephone. Your instructions must be delivered to the Plan Administrator via the enclosed direction card.

The shares of EQT Corporation common stock, which you hold in the above Plan, will be voted by the Plan Administrator in accordance with your instructions. Please note that if your instructions are not received by Friday, April 10, 2009, the Plan Administrator will not vote such uninstructed shares.

Please submit your voting instructions to Nicole H. King in the enclosed envelope as soon as possible. Thank you.

EQT CORPORATION

Pittsburgh, Pennsylvania

 Please mark your votes as indicated in this example The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4 FOR WITHHELD *EXCEPTIONS  1. Election of Directors — Term expiring 2012 Nominees:  01 Philip G. Behrman, Ph.D.  02 A. Bray Cary, Jr.  03 Barbara S. Jeremiah  04 Lee T. Todd, Jr., Ph.D.  FOR AGAINST ABSTAIN 2. Ratify Appointment of Ernst & Young LLP as independent registered public accountants 3. Approve EQT Corporation 2009 Long-Term Incentive Plan 4. Approve EQT Corporation 2008 Employee Stock Purchase Plan 4. Approve EQT Corporation 2008 Employee Stock Purchase Plan (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) *Exceptions If you plan to attend the annual meeting on April 22, 2009, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: 225 North Shore Drive, Pittsburgh, Pennsylvania 15212. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting. No cameras, recording equipment, large bags or packages will be permitted in the annual meeting. This Direction Card when properly executed will be voted in the manner directed herein. The Plan Administrator is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. If no direction is made, this Direction Card will not be voted. Your Direction Card must be received at the address on the enclosed envelope by April 10, 2009. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date Executors, administrators, trustees, etc. should give full title as such. THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. FOLD AND DETACH HERE Your Direction Card must be received at the address on the enclosed envelope by April 10, 2009. EQT Corporation To view the 2008 Form 10-K and Proxy Statement and form of Direction Card on the internet, go to: http://bnymellon.mobular.net/bnymellon/eqt EQT CORPORATION

EQT CORPORATION 225 NORTH SHORE DRIVE, PITTSBURGH, PA 15212-5861 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY DIRECTION CARD You are hereby requested to direct the Plan Administrator to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation common stock held in your account in the EQT Corporation 1999 Long-Term Incentive Plan restricted share account (“Plan”) at the Annual Meeting of Shareholders of EQT Corporation to be held on April 22, 2009 at 9:30 a.m. local time, in the SpringHill Suites North Shore, 223 Federal Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows: To have the Plan Administrator vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR ratification of Ernst & Young LLP as independent registered public accountants, FOR approval of the EQT Corporation 2009 Long-Term Incentive Plan and FOR approval of the EQT Corporation 2008 Employee Stock Purchase Plan, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, your shares will not be voted. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR ratification of Ernst & Young LLP as independent registered public accountants, FOR approval of the EQT Corporation 2009 Long-Term Incentive Plan and FOR approval of the EQT Corporation 2008 Employee Stock Purchase Plan Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. Address Change/Comments BNY MELLON SHAREOWNER SERVICES (Mark the corresponding box on the reverse side) P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, April 22, 2009 9:30 A.M. SPRINGHILL SUITES NORTH SHORE 223 Federal Street Pittsburgh, PA YOUR VOTE IS IMPORTANT! See the instructions on the other side of this proxy card.